BAIRD ADJUSTABLE
                                RATE INCOME FUND

                                     ANNUAL
                                     REPORT

                               SEPTEMBER 30, 1996

                                  (BAIRD LOGO)

BAIRD ADJUSTABLE RATE INCOME FUND
ANNUAL REPORT                                      October 31, 1996
DEAR FELLOW SHAREHOLDER:

  After adjusting sharply higher during the first quarter, bond yields remained in a relatively narrow trading range during the remainder of 1996. The CMO floaters in the Baird Adjustable Rate Income Fund (the "Fund") portfolio showed relatively small price declines during February-March as interest rates increased, and then increased slowly during the second and third quarters. This relative stability of CMO prices was reflected in the NAV of the Fund. During the fiscal year, the NAV increased from 8.60 to 8.66, and fluctuated within a narrow range of 8.60 to 8.75. On the other hand, over the last twelve months, shareholder redemptions have exceeded $43 million. As a consequence, the Fund has reduced its portfolio to satisfy these redemptions. Currently, the Fund has total net assets of $41.9 million with $36.7 million in CMO floaters. As discussed in the August shareholder letter, fund expenses will absorb a greater portion of portfolio income as net assets decline.

  This recent stability of the bond markets reflects an almost even balance among the economic fundamentals that influence bond prices. Some have used the term "Goldilocks economy" to describe an economy that is not too "hot" (strong) or too "cold" (weak). The Federal Reserve would probably approve of that characterization. The economy is experiencing growth that is solid, but not so robust as to require Fed tightening. Third-quarter GDP growth is expected to be around 2%, which is almost exactly the type of slowdown from the second-quarter pace that the Fed had hoped to see.

  Inflation has become a concern, largely because of signs that tight labor markets are starting to push wage rates upward. To date, however, higher wages have not been incorporated into the prices of final goods or services. The consumer and producer price indices remain very well-behaved. Nevertheless, at this late stage of a business cycle expansion, some additional inflation and interest rate pressures would not be unusual. Consequently, it would probably be overly optimistic to expect the bond market to remain tranquil indefinitely. Unless the economy turns significantly weaker, interest rates and bond yields would be expected to move moderately higher during the first quarter of 1997.

Sincerely,

     /s/ Marcus C. Low, Jr.         /s/ James Kochan

         Marcus C. Low, Jr.             James Kochan
         President                      Portfolio Manager

REPORT OF INDEPENDENT ACCOUNTANTS                   100 East Wisconsin Avenue
                                                    Suite 1500
                                                    Milwaukee, WI 53202

(PRICE WATERHJOUSE LOGO)

To the Shareholders and Board of Directors of Baird Adjustable Rate Income Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baird Adjustable Rate Income Fund (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the year from October 1, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse

October 25, 1996

BAIRD ADJUSTABLE RATE INCOME FUND
STATEMENT OF NET ASSETS
September 30, 1996

 Principal                                              Amortized       Quoted
    Amount                                                   Cost Market Value
----------                                             ----------  -----------

LONG-TERM INVESTMENTS 97.5% (A)<F1>
            COLLATERALIZED MORTGAGE OBLIGATIONS -- 97.5% (B)<F2>
$2,000,000  FNMA 93-72F, 5.719%, due 05/25/08,
              (indexed to COFI plus 90bp
              subject to 10% cap)                      $2,000,000  $1,912,500
 2,954,317  FNMA 93-101FA, 5.669%, due 06/25/08,
              (indexed to COFI plus 85bp
              subject to 10% cap)                       2,948,823   2,808,448
 4,111,173  FNMA 93-107F, 5.669%, due 06/25/08,
              (indexed to COFI plus 85bp
              subject to 10% cap)                       3,728,639   3,914,608
10,000,000  FNMA 92-206FA, 6.070%, due 06/25/18,
              (indexed to T10Y minus 75bp
              subject to 9.50% cap)                     9,994,154   9,581,250
 5,000,000  FNMA 93-127FA, 6.070%, due 10/25/21,
              (indexed to T10Y minus 75bp
              subject to 9.50% cap)                     4,989,489   4,773,438
 5,000,000  FNMA 92-33FPAC, 6.370%, due 03/25/22,
              (indexed to T10Y minus 45bp
              subject to 10% cap)                       5,010,214   4,828,125
 1,000,000  FNMA 92-204FE, 6.320%, due 10/25/22,
              (indexed to T10Y minus 50bp
              subject to 9.50% cap)                     1,000,000     945,313
   265,799  FHLMC 1433FD, 6.119%, due 11/15/22,
              (indexed to COFI plus 130bp
              subject to 10.50% cap)                      265,867     249,602
    79,835  FNMA G93-17FL, 6.260%, due 04/25/23,
              (indexed to T10Y minus 25bp
              subject to 9.50% cap)                        79,835      78,688
 3,000,000  FNMA G93-19FD, 6.170%, due 04/25/23,
              (indexed to T10Y minus 65bp
              subject to 9.50% cap)                     2,993,768   2,808,750
 5,000,000  FHLMC G10I, 6.080%, due 05/25/23,
              (indexed to T10Y minus 55bp
              subject to 9.50% cap)                     4,985,177   4,664,062
 5,000,000  FHLMC 1608FD, 5.789%, due 06/15/23,
              (indexed to COFI plus 97bp
              subject to 9.50% cap)                     4,986,037   4,745,312
 4,509,447  FNMA 93-99F, 6.069%, due 07/25/23,
              (indexed to COFI plus 125bp
              subject to 10% cap)                       4,519,323   4,265,656
                                                       ----------  ----------
            Total long-term investments                47,501,326  45,575,752

SHORT-TERM INVESTMENTS 3.2% (A)<F1>

            REPURCHASE AGREEMENTS -- 3.2%
$ 1,514,000 Firstar Trust Company Repurchase Agreement,
              4.25%, dated 09/30/96; maturing 10/01/96
              (secured by $1,505,000 U.S. Treasury Note,
              6.500%, due 04/30/99)                    $1,514,000  $1,514,000
                                                       ----------  ----------
            Total repurchase agreements                 1,514,000   1,514,000
                                                       ----------  ----------
            Total investments                         $49,015,326  47,089,752
                                                       ----------
                                                       ----------
            Liabilities, less cash and
              receivables (0.7%) (A)<F1>                            (322,362)
                                                                   ----------
            Net Assets                                            $46,767,390
                                                                   ----------
                                                                   ----------
            Net Asset Value Per Share
              ($0.01 par value, 300,000,000
              shares authorized) and redemption price
              ($46,767,390 / 5,397,548
              shares outstanding)                                       $8.66
                                                                       ------
                                                                       ------

(a)<F1>Percentages for the various classifications relate to net assets.
(b)<F2>The coupon rate shown on adjustable rate securities represents the rate at period end.
   All coupon rates reset monthly.

 COFI = Cost of Funds Index
 T10Y = 10 Year Treasury
   bp = basis points
FHLMC = Federal Home Loan Mortgage Corp.
 FNMA = Federal National Mortgage Association

The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1996

INCOME:
  Interest                                                         $4,430,860
                                                                   ----------
  Total income                                                      4,430,860
                                                                   ----------
EXPENSES:
  Management fees                                                     364,969
  Professional fees                                                    78,669
  Administrative services                                              46,631
  Custodian fees                                                       18,011
  Transfer agent fees                                                  12,305
  Amortization of organizational expenses                               9,998
  Board of Director fees                                                6,200
  Printing and postage expense                                          3,924
  Registration fees                                                       712
  Other expenses                                                        6,034
                                                                    ---------
  Total expenses before management fee waiver                         547,453
  Less fee waived by adviser                                        (364,969)
                                                                    ---------
  Net expenses                                                        182,484
                                                                    ---------
NET INVESTMENT INCOME                                               4,248,376
                                                                   ----------
NET REALIZED LOSS ON INVESTMENTS                                  (1,356,775)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              2,016,237
                                                                   ----------
NET GAIN ON INVESTMENTS                                               659,462
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $4,907,838
                                                                   ----------
                                                                   ----------

The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1996 and 1995

                                                             1996        1995
                                                            -----       -----
OPERATIONS:
  Net investment income                                $4,248,376  $7,557,697
  Net realized loss on investments                    (1,356,775) (6,057,608)
  Net increase in unrealized appreciation
    on investments                                      2,016,237   6,283,289
                                                      -----------  ----------
  Net increase in net assets
    resulting from operations                           4,907,838   7,783,378
                                                      -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.50 and $0.59 per share, respectively)         (4,248,376) (7,557,697)
  Return of capital distribution
    ($1.00 per share)                                          --(10,441,551)
                                                      ----------- -----------
  Total distributions                                 (4,248,376)(17,999,248)
                                                      ----------- -----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (130,733 shares)                 --   1,173,191
  Capital contribution from
    Robert W. Baird & Co. Incorporated                         --   4,489,671
  Net asset value of shares issued in
    distributions (11,046 shares)                              --      99,542
  Cost of shares redeemed (5,044,003 and
    8,154,600 shares, respectively)                  (43,696,901)(73,161,040)
                                                      ----------- -----------
  Net decrease in net assets
    derived from Fund share activities               (43,696,901)(67,398,636)
                                                      ----------- -----------
  TOTAL DECREASE                                     (43,037,439)(77,614,506)

NET ASSETS AT THE BEGINNING OF THE YEAR                89,804,829 167,419,335
                                                      ----------- -----------
NET ASSETS AT THE END OF THE YEAR                     $46,767,390 $89,804,829
                                                      ----------- -----------
                                                      ----------- -----------

The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)


                                                                                                         FOR THE YEAR FROM
                                                                FOR THE YEARS ENDED SEPTEMBER 30,         OCTOBER 1, 1992*<F3>
                                                                --------------------------------           TO SEPTEMBER 30,
                                                                  1996        1995         1994                       1993
                                                                ------      ------       ------                     ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year                               $8.60       $9.07        $9.95                     $10.00
Income from investment operations:
  Net investment income                                           0.50        0.59         0.47                       0.46
  Net realized and unrealized gain
    (loss) on investments                                         0.06        0.14       (0.88)                     (0.05)
                                                               -------     -------     --------                   --------
Total from investment operations                                  0.56        0.73       (0.41)                       0.41
Capital contribution from
  Robert W. Baird & Co. Incorporated                                --        0.39           --                         --
Less distributions:
  Dividends from net investment income                          (0.50)      (0.59)       (0.47)                     (0.46)
  Distribution from net realized gains                              --          --       (0.00)                         --
  Return of capital distribution                                    --      (1.00)           --                         --
                                                               -------     -------     --------                   --------
Total from distributions                                        (0.50)      (1.59)       (0.47)                     (0.46)
                                                               -------     -------     --------                   --------
Net asset value, end of year                                     $8.66       $8.60        $9.07                      $9.95
                                                               -------     -------     --------                   --------
                                                               -------     -------     --------                   --------
TOTAL INVESTMENT RETURN****<F6>                                   6.7%       12.8%       (4.3%)                       4.2%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's $)                          46,767      89,805      167,419                    142,287
  Ratio of expenses (after waiver
    and/or reimbursement)
    to average net assets**<F4>                                   0.3%        0.3%         0.5%                       0.4%
  Ratio of net investment income
    to average net assets***<F5>                                  5.8%        6.4%         4.8%                       4.3%
  Portfolio turnover rate                                         0.0%        3.6%       143.8%                      79.4%

    *<F3>Commencement of Operations.
    **<F4>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 0.8%, 0.7%, 0.9% and 1.1%, respectively, for the years ended September 30, 1996, 1995, 1994 and 1993.
    ***<F5>The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1996, 1995, 1994 and 1993 would have been 5.3%, 5.9%, 4.4% and 3.6%, respectively.
    ****<F6>Total return does not include the sales load which existed when the Fund was open to new investments. The total return for the year ended September
30, 1995 is computed after giving effect to the capital contribution from Robert W. Baird & Co. Incorporated. If the Fund had not received this capital contribution, the total return would have been 8.4% for the year ended
September 30, 1995.

The accompanying notes to financial statements are an integral part of this statement.


NOTES TO FINANCIAL STATEMENTS
September 30, 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of significant accounting policies of the Baird Adjustable Rate Income Fund (the "Fund"), a portfolio of The Baird Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940. The Company was incorporated under the laws of Wisconsin on June 26, 1992 and the Fund commenced operations on October 1, 1992. In accordance with the terms of the Agreement discussed in Note 2, the Fund was closed to new investments effective December 23, 1994. The investment objective of the Fund is to hold its existing portfolio securities to maturity or until such time as sales become available at prices consistent with the ability to liquidate securities at their respective par values.

(a) Securities for which market quotations are readily available are valued at the most recent bid price. Securities for which there are no readily available market quotations and other assets are valued at their fair value as determined in good faith in accordance with policies approved by the Company's Board of Directors. Valuation techniques may include the use of market quotations for similar securities, transaction prices for the same or similar securities, prices provided by broker-dealers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors.

     Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Effective January 13, 1995, RWB and shareholders representing approximately 99% of the Fund's shares outstanding as of August 10, 1994 entered into an agreement ("Agreement") resolving a dispute arising out of the 1994 decline in the Fund's per share net asset value. In accordance with the terms of the Agreement, RWB made a payment of $4,616,549 ($0.40 per share on the funding date, February 10, 1995) directly to the Fund on behalf of the Fund shareholders to compensate the Fund for capital losses realized by the Fund. The payment was credited directly to the Fund's additional paid-in capital. Legal expenses incurred by the Fund in conjunction with the Agreement totaling $126,878 or $0.01 per share were also charged directly against additional paid-in capital. This net contribution of $4,489,671 was treated as a capital gain for tax purposes.

(b) Premiums and discounts on Collateralized Mortgage Obligations in the Fund are amortized to weighted average life. Premiums and discounts on other securities are amortized to maturity. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported in the schedule of investments, are the same for Federal income tax purposes.

(c) Net realized gains and losses are computed on the basis of the cost of specific certificates.

(d) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $8,221,605 and $1,062,523 of net capital losses which expire September 30, 2003 and 2004, respectively, and $1,356,775 of 1996 post-October losses that may be used to offset capital gains in future years to the extent provided by tax regulations.

(e) Dividend income (if any) is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

(g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES -- The Fund has a management agreement with Robert W. Baird & Co. Incorporated ("RWB"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund was to pay RWB a monthly management fee at the annual rate of 0.50% of the daily net assets of the Fund. In accordance with the terms of the Agreement with shareholders dated January 13, 1995, RWB has permanently waived all future management fees due from the Fund effective January 1, 1995. For the year ended September 30, 1996, RWB waived $364,969 of management fees.

  During the year ended September 30, 1996, the Company was advised that the Fund did not pay any brokerage fees to RWB on the execution of purchases and sales of portfolio securities.

(3) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized gains, if any, for the Fund, will be declared at least once a year.

  In accordance with the terms of the Agreement, the Fund will seek to maximize returns of capital to investors by making distributions of substantially all returns of capital and revenues (subject to retention of cash or cash equivalents not to exceed the lesser of $5,000,000 or 10% of net assets). Such a return of capital distribution was not paid for the year ended September 30, 1996.

(4) DEFERRED EXPENSES -- Organizational expenses were deferred and are being amortized on a straight-line basis over a period of not more than five years. These expenses were advanced by RWB who will be reimbursed by the Fund over a period of not more than five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses for the Fund at September 30, 1996 were $9,997.

(5) INVESTMENT TRANSACTIONS -- For the year ended September 30, 1996, purchases and proceeds from sales of investment securities of the Fund (excluding short-term securities) were $- 0 - and $29,064,933, respectively, and $14,549,124 and $19,612,203, respectively, of short-term U.S. Government Securities.

(6) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES -- As of September 30, 1996, liabilities of the Fund included the following:
      Dividends payable............................           $231,257
      Redemptions payable..........................            222,463
      Payable to adviser for deferred expenses.....              9,997
      Other liabilities............................             23,840

(7) SOURCES OF NET ASSETS -- As of September 30, 1996, the sources of net assets were as follows:
      Fund shares issued and outstanding...........        $59,333,867
      Net unrealized depreciation on investments...        (1,925,574)
      Accumulated net realized loss on investments.       (10,640,903)
                                                           -----------
                                                           $46,767,390
                                                           -----------
                                                           -----------

  Aggregate net unrealized depreciation as of September 30, 1996 consisted of the following:
      Aggregate gross unrealized appreciation......           $185,969
      Aggregate gross unrealized depreciation......        (2,111,543)
                                                           -----------
      Net unrealized depreciation..................       $(1,925,574)
                                                           -----------
                                                           -----------

(BAIRD LOGO)

A NORTHWESTERN
MUTUAL COMPANY

Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue, Milwaukee, WI 53202
Phone 414 765-3500. Toll Free 1-800-RW-BAIRD
(c)1996 Robert W. Baird & Co. Incorporated